EXHIBIT 10.4

NATIONAL PENN BANCSHARES, INC. PENSION PLAN
(Amended and Restated Effective January 1, 2001)
Amendment No. 8

National Penn Bancshares, Inc. (the "Company") adopted the National Penn Bancshares, Inc. Pension Plan (Amended and Restated Effective January 1, 2001) (the "Plan") for the benefit of certain of its Employees (as defined in the Plan) and its subsidiaries' Employees. The Company subsequently amended the Plan by Amendment Nos. 1-7 thereto.  The Company hereby amends the Plan as hereinafter set forth effective April 10, 2006.

Schedule A to the Plan is amended to add Resources for Retirement, Inc. under the heading “Predecessor Employer”, and across from it to make the additions under columns (1) and (2) set forth below.  All service with Resources for Retirement, Inc. shall be credited for purposes of initial eligibility to participate and vesting.  No service with Resources for Retirement, Inc. shall be credited for purposes of benefit accrual.

Predecessor Employer	(1) Eligibility/Vesting	(2) Benefit Accrual

Resources for Retirement, Inc.	all service	April 10, 2006

Executed this 8th day of May, 2006.

Attest:	NATIONAL PENN BANCSHARES, INC.

By: /s/ Paul Fistner	By: /s/ Earl Houseknecht

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